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                                                                   EXHIBIT 10.40




                               PURCHASE AGREEMENT

                                     AMONG

                              HS RESOURCES, INC.,
                            ORION ACQUISITION, INC.,
                                  HSRTW, INC.
                             SALOMON BROTHERS INC,
                             CHASE SECURITIES INC.,
                             LEHMAN BROTHERS INC.,
                       PRUDENTIAL SECURITIES INCORPORATED



                            DATED NOVEMBER 22, 1996
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                               HS RESOURCES, INC.
                                  $150,000,000
                   9 1/4% SENIOR SUBORDINATED NOTES DUE 2006


                               PURCHASE AGREEMENT


                                                              New York, New York
                                                               November 22, 1996


Salomon Brothers Inc
Chase Securities Inc.
Lehman Brothers Inc.
Prudential Securities Incorporated
     As Representatives of the Initial Purchasers
c/o Salomon Brothers Inc
Seven World Trade Center
New York, New York  10048

Ladies and Gentlemen:

         HS Resources, Inc., a Delaware corporation (the "COMPANY"), proposes to issue and sell to the parties named in SCHEDULE I hereto (the "INITIAL PURCHASERS"), for whom you are acting as representatives (the "REPRESENTATIVES"), $150,000,000 principal amount of its 9 1/4% Senior Subordinated Notes Due 2006 (the "NOTES") to be guaranteed on a senior subordinated basis (the "SUBSIDIARY GUARANTIES" and, together with the Notes, the "SECURITIES") by Orion Acquisition, Inc., a Delaware corporation ("ORION ACQUISITION"), and HSRTW, Inc., a Delaware corporation ("HSRTW" and together with Orion Acquisition the "SUBSIDIARY GUARANTORS"). The Securities are to be issued under an indenture (the "INDENTURE"), dated as of November 27, 1996, between the Company and Harris Trust and Savings Bank, as trustee. If you are the only Initial Purchasers, all references herein to the Representatives shall be deemed to be to the Initial Purchasers.

         The sale of the Securities to the Initial Purchasers will be made without registration of the Securities under the Securities Act of 1933, as amended (the "SECURITIES ACT"), in reliance upon exemptions from the registration requirements of the Securities Act. You have advised the Company that the Initial Purchasers will offer and sell the Securities purchased by them hereunder in accordance with Section 4 hereof as soon as you deem advisable.

         In connection with the sale of the Securities, the Company has prepared a preliminary offering memorandum, dated November 6, 1996 (including any and all exhibits thereto and any information incorporated by reference therein, the "PRELIMINARY MEMORANDUM") and a final offering memorandum, dated November 22, 1996 (including any and all exhibits thereto and any information incorporated by reference therein, the "FINAL MEMORANDUM"). Each of the Preliminary Memorandum and the Final Memorandum sets forth certain information concerning





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the Company, the Subsidiary Guarantors and the Securities.  The Company and the
Subsidiary Guarantors, jointly and severally, hereby confirm that they have authorized the use of the Preliminary Memorandum and the Final Memorandum, and any amendment or supplement thereto, in connection with the offer and sale of the Securities by the Initial Purchasers. Unless stated to the contrary, all references in this Purchase Agreement (this "AGREEMENT") to the Final
Memorandum are to the Final Memorandum at the Execution Time (as defined below) and are not meant to include any amendment or supplement, or any information incorporated by reference therein, subsequent to the Execution Time, and any references herein to the terms "AMEND", "AMENDMENT" or "SUPPLEMENT" with respect to the Final Memorandum shall be deemed to refer to and include any information filed under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), subsequent to the Execution Time which is incorporated by reference therein.

         1. Representations and Warranties of the Company and the Subsidiary Guarantors. The Company and the Subsidiary Guarantors jointly and severally represent and warrant to each Initial Purchaser as set forth below in this Section 1.

                 (a) Each of the Company, the Subsidiary Guarantors and their respective subsidiaries is a corporation or partnership, duly incorporated or formed and is validly existing as a corporation or partnership in good standing under the laws of the jurisdiction in which it is chartered, organized or formed and is duly qualified to do business as a foreign corporation or partnership and is in good standing under the laws of each jurisdiction which requires such qualification wherein it owns or leases material properties or conducts material business, except in such jurisdictions in which the failure to so qualify would not have a material adverse effect on the Company, the Subsidiary Guarantors and their respective subsidiaries taken as a whole.

                 (b) Each of the Company, the Subsidiary Guarantors and their respective subsidiaries has full power (corporate and other) to own or lease its properties and conduct its business as described in the Final Memorandum; and each of the Company and the Subsidiary Guarantors have full power (corporate and other) to enter into this Agreement, the Indenture, the Notes and the Registration Agreement, dated as of November 27, 1996, among the Company, the Subsidiary Guarantors and the Initial Purchasers (the "REGISTRATION AGREEMENT") (collectively, the "TRANSACTION DOCUMENTS") to which it is a party and to carry out all the terms and provisions hereof and thereof to be carried out by it, including, without limitation, the issuance, sale and delivery of the Securities.

                 (c) The issued shares of capital stock of each of the Company's subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable and, except as otherwise set forth in the Final Memorandum, are owned beneficially, directly or indirectly, by the Company free and clear of any security interests, liens, encumbrances, preemptive rights or claims.

                 (d) The Company has an authorized, issued and outstanding equity capitalization as set forth in the Final Memorandum (except for issuances, if any, subsequent to September 30, 1996 pursuant to the Company's stock option plans). All





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         of the issued shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable. No holders of outstanding shares of capital stock of the Company are entitled as such to any preemptive or other rights to subscribe for any of the Securities.

                 (e) The consolidated financial statements and schedules of the Company and its consolidated subsidiaries included in the Final Memorandum present fairly in all material respects the financial position of the Company and its consolidated subsidiaries and the results of operation and changes in financial condition as of the dates and periods therein specified. Such financial statements and schedules have been prepared in accordance with generally accepted accounting principles consistently applied throughout the period involved (except as otherwise noted therein). The pro forma financial statements of the Company and its subsidiaries and the related notes thereto included in the Final Memorandum have been prepared in accordance with the Securities and Exchange Commission's (the "COMMISSION") rules and guidelines with respect to pro forma financial statements and have been properly compiled on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein. The selected financial data set forth under the caption "Selected Historical and Pro Forma Combined Financial Data" in the Final Memorandum present fairly in all material respects, on the basis stated in the Final Memorandum, the information included therein.

                 (f) Arthur Andersen LLP, who has certified certain financial statements of the Company and its consolidated subsidiaries and delivered their report with respect to the audited consolidated financial statements and schedules included in the Final Memorandum, are independent public accountants within the meaning of the Securities Act and the applicable rules and regulations thereunder.

                 (g) The execution, delivery and performance of this Agreement have been duly authorized by the Company and the Subsidiary Guarantors, this Agreement has been duly executed and delivered by the Company and the Subsidiary Guarantors and upon the due execution and delivery by the other parties hereto, this Agreement will constitute legal, valid and binding obligations of the Company and the Subsidiary Guarantors, enforceable in accordance with its terms. This Agreement conforms in all material respects to the description thereof contained in the Final Memorandum.

                 (h) No legal or governmental proceedings are pending to which the Company, the Subsidiary Guarantors or any of their respective subsidiaries is a party or to which the property of the Company, the Subsidiary Guarantors or any of their respective subsidiaries is subject that are not described in the Final Memorandum, and no such proceedings have been threatened against the Company, the Subsidiary Guarantors or any of their respective subsidiaries or with respect to any of their respective properties, except in each case for such proceedings that, if the subject of an unfavorable decision, ruling or finding, would not, individually or in the aggregate, result in a material adverse effect on the condition (financial or otherwise), business prospects, net worth or results of operations of the Company, the Subsidiary Guarantors and their respective





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         subsidiaries, taken as a whole (a "MATERIAL ADVERSE EFFECT"), or have a material adverse effect on the ability of the Company to perform its obligations under any of the Transaction Documents.

                 (i) The issuance, offering and sale of the Securities to the Initial Purchasers by the Company and the Subsidiary Guarantors pursuant to this Agreement, the compliance by the Company and the Subsidiary Guarantors with the other provisions of this Agreement and the authorization, execution and delivery by the Company and the Subsidiary Guarantors of this Agreement and the other Transaction Documents to which it is a party and the consummation of the other transactions contemplated herein and therein do not (i) require the consent, approval, authorization, registration or qualification of or with any governmental authority, except such as have been obtained and such as may be required under state securities or blue sky laws or, with respect to the obligations under the Registration Agreement, except such as may be required under the Trust Indenture Act of 1939, as amended (the "TRUST INDENTURE ACT"), or as may be required to register the Securities under the Securities Act or (ii) conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under, any indenture, mortgage, deed of trust, lease or other agreement or instrument to which the Company, the Subsidiary Guarantors or any of their respective subsidiaries is a party or by which the Company, the Subsidiary Guarantors or any of their respective subsidiaries or any of their respective properties are bound, except under the Chase Facility (as hereinafter defined) (a consent with respect to which will be obtained prior to the Closing
         Date) and except in each case for such conflicts, breaches or violations that would not, individually or in the aggregate, result in a Material Adverse Effect, or the charter documents or bylaws of the Company, the Subsidiary Guarantors or any of their respective subsidiaries, or any statute or any judgment, decree, order, rule or regulation of any court or other governmental authority or any arbitrator applicable to the Company, the Subsidiary Guarantors or any of their respective subsidiaries.

                 (j)      Neither the Company nor any Subsidiary Guarantor has
         (i) taken, directly or indirectly, any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any securities of the Company to facilitate the sale or resale of the Securities or (ii) paid or agreed to pay to any person any compensation for soliciting another to purchase the Securities (other than compensation paid to the Initial Purchasers under this Agreement).

                 (k) Subsequent to the respective dates as of which information is given in the Final Memorandum, (i) the Company, the Subsidiary Guarantors and their respective subsidiaries have not incurred any material liability or obligation, direct or contingent, nor entered into any material transaction not in the ordinary course of business; (ii) the Company and the Subsidiary Guarantors have not purchased any of their outstanding capital stock, nor declared, paid or otherwise made any dividend or distribution of any kind on their capital stock; and (iii) there has not been any material change in the capital stock, short-term debt or long-term debt of the Company, the Subsidiary Guarantors and their respective subsidiaries, except in each case as described in or contemplated by the Final Memorandum.





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                 (l)      The Company, the Subsidiary Guarantors and each of
         their respective subsidiaries have good and indefeasible title to all items of real property and good title to all personal property owned by each of them, in each case free and clear of any security interests, liens, encumbrances, equities, claims and other defects, except such as do not materially and adversely affect the value of such property and do not interfere with the use made or proposed to be made of such property by the Company, the Subsidiary Guarantors, or their respective subsidiaries, and the Company, the Subsidiary Guarantors and their respective subsidiaries have valid, subsisting and enforceable leases for the properties described in the Final Memorandum as leased by them, with exceptions in each case as are not material and do not interfere with the business of the Company, the Subsidiary Guarantors and their respective subsidiaries, taken as a whole, in each case except as described in or contemplated by the Final Memorandum.

                 (m) No labor dispute with the employees of the Company, the Subsidiary Guarantors or any of their respective subsidiaries exists or, to the knowledge of the Company, is threatened or imminent that would result in a Material Adverse Effect, except as described in or contemplated by the Final Memorandum.

                 (n) The Company, the Subsidiary Guarantors and each of their respective subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; neither the Company, the Subsidiary Guarantors nor any of their respective subsidiaries have been refused any insurance coverage sought or applied for; and neither the Company, the Subsidiary Guarantors nor any of their respective subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not result in a Material Adverse Effect, except as described in or contemplated by the Final Memorandum.

                 (o) No subsidiary of the Company is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such subsidiary's capital stock, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary's property or assets to the Company, except as described in or contemplated by the Final Memorandum.

                 (p) The Company, the Subsidiary Guarantors and their respective subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities required to conduct their respective businesses except for those the failure of which to possess, individually or in the aggregate, would not have a Material Adverse Effect, and neither the Company, the Subsidiary Guarantors nor any of their respective subsidiaries have received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect, except as described in or contemplated by the Final Memorandum.





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                 (q)      The Company and the Subsidiary Guarantors have filed
         all foreign, federal, state and local tax returns that are required to be filed through the date hereof or have requested extensions thereof and have paid all taxes (other than immaterial amounts of franchise taxes with respect to immaterial subsidiaries and immaterial amounts of severance taxes) required to be paid by them and any other assessment, fine or penalty levied against them, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith or as described in or contemplated by the Final Memorandum.

                 (r) Neither the Company, the Subsidiary Guarantors nor any of their respective subsidiaries is in violation of any federal or state law or regulation relating to occupational safety and health or to the storage, handling or transportation of hazardous or toxic materials, and the Company, the Subsidiary Guarantors and their respective subsidiaries have received all permits, licenses or other approvals required of them under applicable federal and state occupational safety and health and environmental laws and regulations to conduct their respective businesses, and the Company, the Subsidiary Guarantors and their respective subsidiaries are in compliance with all terms and conditions of any such permit, license or approval, except any such violation of law or regulation, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals which would not, singly or in the aggregate, result in a Material Adverse Effect, except as described in or contemplated by the Final Memorandum.

                 (s) Each certificate signed by any officer of the Company and the Subsidiary Guarantors and delivered to the Representatives or counsel for the Initial Purchasers shall be deemed to be a representation and warranty by the Company and the Subsidiary Guarantors to the Initial Purchasers as to the matters covered thereby.

                 (t) The Company, the Subsidiary Guarantors and each of their respective subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                 (u) No default exists, and no event has occurred which, with notice or lapse of time or both, would constitute a default in the due performance and observance of any terms, covenant or condition of any indenture, mortgage, deed of trust, lease or other agreement or instrument to which the Company, the Subsidiary Guarantors or any of their respective subsidiaries is a party or by which the Company, the Subsidiary Guarantors or any of their respective subsidiaries or any of their respective properties is bound or may be affected in any material adverse respect with regard to property, business or operations of the Company, the Subsidiary Guarantors and their respective





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         subsidiaries, taken as a whole, except for such defaults that would not result in a Material Adverse Effect.

                 (v) The Preliminary Memorandum, at the date thereof, did not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Final Memorandum, at the date thereof, does not, and as of the Closing Date (as defined below) will not (and any amendment or supplement thereto, at the date thereof and at the Closing Date, will not), contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company and the Subsidiary Guarantors make no representation or warranty as to the information contained in or omitted from the Preliminary Memorandum or the Final Memorandum, or any amendment or supplement thereto, in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of the Initial Purchasers through the Representatives specifically for inclusion therein.

                 (w) None of the Company, the Subsidiary Guarantors or any of their respective Affiliates (as defined in Rule 501(b) of Regulation D under the Securities Act ("REGULATION D")), nor, assuming that the representations and warranties made by the Initial Purchasers pursuant to Section 4 herein are true and correct, any person acting on its or their behalf has, directly or indirectly, made offers or sales of any security, or solicited offers to buy any security, under circumstances that would require the registration of the Securities under the Securities Act.

                 (x) None of the Company, the Subsidiary Guarantors, or any of their respective Affiliates, or, assuming that the representations and warranties made by the Initial Purchasers pursuant to Section 4 herein are true and correct, any person acting on its or their behalf has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with any offer or sale of the Securities in the United States.

                 (y) The Securities satisfy the eligibility requirements of Rule 144A(d)(3) under the Securities Act.

                 (z) None of the Company, the Subsidiary Guarantors, any of their respective Affiliates, or, assuming that the representations and warranties made by the Initial Purchasers pursuant to Section 4 herein are true and correct, any person acting on its or their behalf has engaged in any directed selling efforts with respect to the Securities, and each of them has complied with the offering restrictions requirement of Regulation S ("REGULATION S") under the Securities Act with respect to the Securities. Terms used in this paragraph have the meanings given to them by Regulation S.

                 (aa) The Company has been advised by the National Association of Securities Dealers, Inc. PORTAL Market that the Securities have been designated PORTAL eligible securities in accordance with the rules and regulations of the National Association of Securities Dealers, Inc.





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                 (bb)     Neither the Company nor any of the Subsidiary
         Guarantors is an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "INVESTMENT COMPANY ACT"), without taking account of any exemption arising out of the number of holders of the Company's or such Subsidiary Guarantor's securities.

                 (cc) The Company is subject to and in compliance in all material respects with the reporting requirements of Section 13 or
         Section 15(d) of the Exchange Act.

                 (dd) The information provided by the Company and the Subsidiary Guarantors pursuant to Section 5(h) hereof will not, at the date thereof, contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                 (ee) The Indenture, the Registration Agreement and the Securities have been duly and validly authorized and, in the case of the Indenture and the Registration Agreement, when duly executed and delivered by the parties thereto, and in the case of the Securities, when duly issued, authenticated, and delivered in accordance with the terms of the Indenture, endorsed by each Subsidiary Guarantor and paid for in accordance with the terms of this Agreement, (A) the Notes will be validly issued and outstanding and will constitute valid and binding obligations of the Company enforceable against the Company in accordance with their terms and entitled to the benefits of the Indenture and the Registration Agreement and (B) the Subsidiary Guaranties will constitute valid and binding obligations of the Subsidiary Guarantors enforceable against the Subsidiary Guarantors in accordance with their terms. The Securities, Indenture and the Registration Agreement conform in all material respects to the description thereof contained in the Final Memorandum.

                 (ff) The Company, the Subsidiary Guarantors and their respective subsidiaries conduct their business in compliance with all applicable laws, rules and regulations of the jurisdictions in which they are conducting business, except where the failure to be so in compliance would not have a Material Adverse Effect.

                 (gg) Except for consents (the "CHASE CONSENT") necessary under the Company's credit facility (as amended, the "CHASE FACILITY") with The Chase Manhattan Bank, which will be obtained prior to the Closing Date, no circumstances exist as of the date hereof which, had the Notes already been issued immediately prior to the execution of this Agreement, would constitute a Default or an Event of Default (as such terms are defined in the Indenture).

         2. Purchase and Sale. Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company agrees to sell to each Initial Purchaser, and each Initial Purchaser agrees, severally and not jointly, to purchase from the Company, at a purchase price of 96.732% of the principal amount thereof, plus accrued interest, if any, from November 27, 1996 to the Closing Date, the principal amount of Notes set forth opposite such Initial Purchaser's name in SCHEDULE I hereto.





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         3.      Delivery and Payment.  Delivery of and payment for the
Securities shall be made at 10:00 AM, New York City time, on November 27, 1996, or such later date as the Representatives shall designate, which date and time may be postponed by agreement between the Representatives and the Company or as provided in Section 10 hereof (such date and time of delivery and payment for the Securities being herein called the "CLOSING DATE"). Delivery of the Securities shall be made to the Representatives for the respective accounts of the Initial Purchasers against payment by the Initial Purchasers through the Representatives of the purchase price thereof to or upon the order of the Company by wire transfer payable in New York Clearing House funds or such other manner of payment as may be agreed by the Company and the Representatives. Delivery of the Securities shall be made at such location as the Representatives shall reasonably designate at least one business day in advance of the Closing Date and payment for the Securities shall be made at the office of Davis, Graham & Stubbs LLP, 370 17th Street, Suite 4700, Denver, CO 80202. Certificates for the Securities shall be registered in such names and in such denominations as the Representatives may request not less than three full business days in advance of the Closing Date.

         The Company agrees to have the Securities available for inspection, checking and packaging by the Representatives in New York, New York, not later than 1:00 PM on the business day prior to the Closing Date.

         4. Offering of Securities. Each Initial Purchaser, severally and not jointly, represents and warrants to and agrees, with the Company and the Subsidiary Guarantors that:

                 (a) It has not offered or sold, and will not offer or sell, any Securities except (i) to those it reasonably believes to be "QUALIFIED INSTITUTIONAL BUYERS" (as defined in Rule 144A under the Securities Act) and that, in connection with each such sale, it has taken or will take reasonable steps to ensure that the purchaser of such Securities is aware that such sale is being made in reliance on Rule 144A, (ii) to other institutional "ACCREDITED INVESTORS" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D) who provide to it and to the Company a letter in the form of EXHIBIT A hereto or (iii) in accordance with the restrictions set forth in EXHIBIT B hereto.

                 (b) Neither it nor any person acting on its behalf has made or will make offers or sales of the Securities in the United States by means of any form of general solicitation or general advertising (within the meaning of Regulation D) in the United States.

         5. Agreements. The Company and the Subsidiary Guarantors jointly and severally agree with each Initial Purchaser that:

                 (a) The Company and the Subsidiary Guarantors will furnish to each Initial Purchaser and to counsel for the Initial Purchasers, during the period referred to in paragraph (c) below, as many copies of the Final Memorandum and any amendments and supplements thereto as it may reasonably request. The Initial Purchasers will pay the expenses of printing, shipping and production of all documents relating to the offering and all "roadshow" expenses incurred by the Initial Purchasers or the Company.





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                 (b)      The Company and the Subsidiary Guarantors will not
         amend or supplement the Final Memorandum, other than by filing documents under the Exchange Act which are incorporated by reference therein, without the prior written consent of the Representatives; provided, however, that, prior to the completion of the distribution of the Securities by the Initial Purchasers (as determined by the Representatives), the Company and the Subsidiary Guarantors will not file any document under the Exchange Act which is incorporated by reference in the Final Memorandum unless, prior to such proposed filing, the Company and the Subsidiary Guarantors have furnished the Representatives with a copy of such document for their review and the Representatives have not reasonably objected to the filing of such document. The Company and the Subsidiary Guarantors will promptly advise the Representatives when any document filed under the Exchange Act which is incorporated by reference in the Final Memorandum shall have been filed with the Commission.

                 (c) If at any time prior to the completion of the sale of the Securities by the Initial Purchasers (as determined by the Representatives), any event occurs as a result of which the Final Memorandum, as then amended or supplemented, would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it should be necessary to amend or supplement the Final Memorandum to comply with the Securities Act or any applicable state securities or blue sky laws, the Company and the Subsidiary Guarantors will promptly notify the Representatives of the same and, subject to the requirements of paragraph (b) of this Section 5, will prepare and provide to the Representatives pursuant to paragraph (a) of this
         Section 5 an amendment or supplement which will correct such statement or omission or effect such compliance.

                 (d) The Company and the Subsidiary Guarantors will arrange for the qualification of the Securities for sale by the Initial Purchasers under the laws of such jurisdictions as the Initial Purchasers may designate and will maintain such qualifications in effect so long as required for the sale of the Securities, except that in no event shall the Company be obligated in connection therewith to qualify as a foreign corporation or to execute a general consent to service of process. The Company and the Subsidiary Guarantors will promptly advise the Representatives of the receipt by the Company or any Subsidiary Guarantor of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose.

                 (e) The Company will not, and will not permit any of its subsidiaries to, resell any Securities that have been acquired by any of them.

                 (f) None of the Company, the Subsidiary Guarantors, any of their respective Affiliates, or, assuming that the representations and warranties made by the Initial Purchasers pursuant to Section 4 hereof are true and correct, any person acting on their behalf will, directly or indirectly, make offers or sales of any security, or solicit offers to buy any security, under circumstances that would require the registration of the Securities under the Securities Act.

                 (g) None of the Company, the Subsidiary Guarantors, any of their respective Affiliates, or, assuming that the representations and warranties made by the Initial Purchasers pursuant to Section 4 hereof are true and correct, any person acting on their behalf will engage in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with any offer or sale of the Securities in the United States, except in connection with the Registration Agreement as permitted by the Securities Act.

                 (h) So long as any of the Securities or the Subsidiary Guaranties are "RESTRICTED SECURITIES" within the meaning of Rule 144(a)(3) under the Securities Act, the Company and the Subsidiary Guarantors will, during any period in which it is not subject to and in compliance with Section 13 or 15(d) of the Exchange Act, provide to each holder of such restricted securities and to each prospective purchaser (as designated by such holder) of such restricted securities, upon the request of such holder or prospective purchaser, any information required to be provided by Rule 144A(d)(4) under the Securities Act. This covenant is intended to be for the benefit of the holders, and the prospective purchasers designated by such holders, from time to time of such restricted securities.

                 (i) None of the Company, the Subsidiary Guarantors, any of their respective Affiliates, or, assuming that the representations and warranties made by the Initial Purchasers pursuant to Section 4 hereof are true and correct, any person acting on its or their behalf will engage in any directed selling efforts with respect to the Securities, and each of them will comply with the offering restrictions requirement of Regulation S with respect to the Securities. Terms used in this paragraph have the meanings given to them by Regulation S.

                 (j) The Company and the Subsidiary Guarantors will cooperate with the Representatives and use their best efforts to permit the Securities to be eligible for clearance and settlement through The Depository Trust Company.

                 (k) The Company will not, until 180 days following the Closing Date, without the prior written consent of the Representatives, offer, sell or contract to sell, or otherwise dispose of, directly or indirectly, or announce the offering of, any debt securities issued or guaranteed by the Company (other than the Securities or in connection with the registered exchange offer contemplated by the Registration Agreement).

                 (l) In connection with any disposition of Securities pursuant to a transaction made in compliance with paragraph 6 of EXHIBIT A, the Company will reissue certificates evidencing such Securities without the legend referred to in paragraph 5 of EXHIBIT A (provided, in the case of a transaction made in compliance with paragraph 6(f) of EXHIBIT A, that the legal opinion referred to therein so permits).

                 (m) The Company will use its best efforts to enable the Securities to be designated PORTAL eligible in accordance with the rules and regulations of the National Association of Securities Dealers, Inc.

         6. Conditions to the Obligations of the Initial Purchasers. The obligations of the Initial Purchasers to purchase the Securities shall be subject to the accuracy of the representations and warranties on the part of the Company and the Subsidiary Guarantors contained herein at the date and time that this Agreement is executed and delivered by the parties hereto (the "EXECUTION TIME") and the Closing Date, to the accuracy of the statements of the Company and the Subsidiary Guarantors made in any certificates provided to the Representatives pursuant to the provisions hereof, to the performance by the Company and the Subsidiary Guarantors of their obligations hereunder and to the following additional conditions:

                 (a)      The Company shall have furnished to the
         Representatives the opinion of Davis, Graham & Stubbs LLP, counsel for the Company, dated the Closing Date, to the effect that:

                          (i) each of the Company and the Subsidiary Guarantors has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized, with full corporate power and authority to own its properties and conduct its business as described in the Final Memorandum, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction in which the character of the business conducted by it or the location of the properties owned or leased by it makes such qualification necessary (except where the failure to so qualify would not reasonably be expected to have a Material Adverse Effect);

                          (ii) all the outstanding shares of capital stock of the Company and the Subsidiary Guarantors have been duly and validly authorized and issued and are fully paid and nonassessable, and, except as otherwise set forth in the Final Memorandum, all outstanding shares of capital stock of the Subsidiary Guarantors are owned by the Company either directly or through wholly owned subsidiaries free and clear of any perfected security interest and, to the knowledge of such counsel, any other security interests, claims, liens or encumbrances;

                          (iii) each of the Company and the Subsidiary Guarantors has full corporate power to enter into the Transaction Documents to which it is a party and to carry out all the terms and provisions thereof to be carried out by it, including, without limitation, with respect to the Company, the issuance, sale and delivery of the Notes, and, with respect to the Subsidiary Guarantors, the issuance, sale and delivery of the Subsidiary Guaranties;

                          (iv) the execution, delivery and performance of this Agreement and the Registration Agreement have been duly authorized by the Company and the Subsidiary Guarantors, this Agreement and the Registration Agreement have been duly executed and delivered by the Company and the Subsidiary Guarantors and this Agreement and the

                 Registration Agreement constitute legal, valid and binding obligations of the Company and the Subsidiary Guarantors, enforceable in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, reorganization, insolvency, fraudulent conveyance, moratorium or other similar laws relating to or affecting creditors' rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law). This Agreement and the Registration Agreement conform in all material respects to the description thereof contained in the Final Memorandum;

                          (v) to the knowledge of such counsel, there are no legal or governmental proceedings pending to which the Company, the Subsidiary Guarantors or any of their respective subsidiaries is a party or to which the property of the Company, the Subsidiary Guarantors or any of their respective subsidiaries is subject that are not described in the Final Memorandum, and no such proceedings have been threatened against the Company, the Subsidiary Guarantors or any of their respective subsidiaries or with respect to any of their respective properties, except in each case for such proceedings that, if the subject of an unfavorable decision, ruling or finding, would not, singly or in the aggregate, result in a material adverse change in the condition (financial or otherwise), business, net worth or results of operations of the Company, the Subsidiary Guarantors and their respective subsidiaries, taken as a whole, or have a material adverse effect on the ability of the Company to perform its obligations under any of the Transaction Documents;

                          (vi)    the Company's authorized equity
                 capitalization is as set forth in the Final Memorandum;

                          (vii) the Indenture has been duly authorized, executed and delivered, and, assuming due execution and delivery by the Trustee, constitutes a legal, valid and binding instrument enforceable against the Company and the Subsidiary Guarantors in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, reorganization, insolvency, fraudulent conveyance, moratorium or other similar laws relating to or affecting creditors' rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law); the Securities have been duly and validly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchasers pursuant to this Agreement, the Notes will constitute legal, valid and binding obligations of the Company and the Subsidiary Guarantors entitled to the benefits of the Indenture and the Subsidiary Guaranties will constitute valid and binding obligations of the Subsidiary Guarantors enforceable against the Subsidiary Guarantors in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, reorganization, insolvency, fraudulent conveyance, moratorium or other similar laws relating to or affecting creditors' rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law); and the statements set forth under the heading "Description of the Notes" in the Final Memorandum, insofar as such statements purport to summarize certain provisions of the Securities and the Indenture, provide a fair summary of such provisions;

                          (viii) the information set forth in the Final Memorandum under the headings "Certain Federal Income Tax Consequences" and "Risk Factors--Governmental and Environmental Regulation" and in Item 1--Business--Regulation--Environmental Regulations and Item 3--Legal Proceedings and Environmental Issues of the Company's Annual Report on Form 10-K for the year ended December 31, 1995, to the extent that it constitutes matters of law, summaries of legal matters, the Company's charter and bylaws or legal proceedings, or legal conclusions, is correct in all material respects;

                          (ix) no consent, approval, authorization or order of any court or governmental agency or body is required for the consummation of the transactions contemplated herein, except, with respect to the obligations under the Registration Agreement, such as may be required under the Trust Indenture Act or as may be required to register the Securities under the Securities Act, and such as may be required under the blue sky or securities laws of any jurisdiction in connection with the purchase and sale of the Securities by the Initial Purchasers and such other approvals (specified in such opinion) as have been obtained;

                          (x)     neither the issuance and sale of the
                 Securities, the execution and delivery of the Transaction Documents, the consummation of any other of the transactions herein or therein contemplated nor the fulfillment of the terms hereof or thereof will conflict with, result in a breach or violation of, or constitute a default under any law or the charter or by-laws of the Company or the Subsidiary Guarantors or the terms of any material indenture or other material agreement or instrument known to such counsel and to which the Company, the Subsidiary Guarantors or any of their subsidiaries is a party or bound or any judgment, order or decree known to such counsel to be applicable to the Company, the Subsidiary Guarantors or any of their subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator having jurisdiction over the Company, the Subsidiary Guarantors or any of their subsidiaries;

                          (xi) assuming the accuracy of the representations and warranties and compliance with the agreements contained herein, no registration of the Securities under the Securities Act is required, and no qualification of the Indenture under the Trust Indenture Act is necessary, for the offer and sale by the Initial Purchasers of the Securities in the manner contemplated by this Agreement;

                          (xii) neither the Company nor any Subsidiary Guarantor is an "investment company" within the meaning of the Investment Company Act without taking account of any exemption arising out of the number of holders of the Company's or the Subsidiary Guarantor's securities; and

                          (xiii) a court applying Colorado conflict of laws
                 rules in a properly presented and argued case will give effect to the express choice of law provisions contained in the Transaction Documents.

                          Such counsel shall also state that, as of the Closing Date, nothing has come to such counsel's attention that would lead it to believe that the Final Memorandum (together with any amendment or supplement thereto) contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Notwithstanding the foregoing, such counsel need express no belief with respect to the financial statements, financial schedules, other financial or statistical data (including any reserve, production and cost data) and any geologic information included in or incorporated by reference in the Final Memorandum and any amendment or supplement thereto.

                          In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of Colorado, the State of Delaware or the United States, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Initial Purchasers and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials.

                          All references in this Section 6(a) to the Final Memorandum shall be deemed to include any amendment or supplement thereto at the Closing Date.

                 (b) The Representatives shall have received from counsel for the Initial Purchasers such opinion or opinions, dated the Closing Date, with respect to the issuance and sale of the Securities, the Final Memorandum (as amended or supplemented at the Closing Date) and other related matters as the Representatives may reasonably require, and the Initial Purchasers, the Company and the Subsidiary Guarantors shall have provided such counsel with access to such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

                 (c) The Company and the Subsidiary Guarantors shall have furnished to the Representatives a certificate of the Company, signed by the Chairman of the Board, the Chief Executive Officer or the President and the principal financial or accounting officer of the Company, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Final Memorandum, any amendment or supplement to the Final Memorandum and this Agreement and that:

                          (i) the representations and warranties of the Company and the Subsidiary Guarantors made in this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date, and the Company and the Subsidiary Guarantors have complied with all the agreements and satisfied all the conditions on their part to be performed or satisfied hereunder at or prior to the Closing Date; and

                          (ii) since the date of the most recent financial statements included in the Final Memorandum, there has been no material adverse change in the condition (financial or other), earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated by the Final Memorandum (exclusive of any amendment or supplement thereto).

                 (d) At the Execution Time and at the Closing Date, Arthur Andersen LLP shall have furnished to the Representatives a letter or letters, dated respectively as of the Execution Time and as of the Closing Date, in form and substance reasonably satisfactory to the Representatives, confirming that they are independent accountants within the meaning of the Securities Act and the Exchange Act and the applicable rules and regulations thereunder and Rule 101 of the Code of Professional Conduct of the American Institute of Certified Public Accountants (the "AICPA") and stating in effect that:

                          (i) in their opinion the audited financial statements and financial statement schedules and pro forma financial statements included or incorporated in the Final Memorandum and reported on by them comply in form in all material respects with the applicable accounting requirements of the Exchange Act and the related published rules and regulations thereunder;

                          (ii) on the basis of a reading of the latest unaudited financial statements made available by the Company and its subsidiaries; carrying out certain specified procedures (but not an examination in accordance with generally accepted auditing standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter; a reading of the minutes of the meetings of the stockholders, board of directors and committees of the Company and its subsidiaries; and inquiries of certain officials of the Company who have responsibility for financial and accounting matters of the Company and its subsidiaries as to transactions and events subsequent to December 31, 1995, nothing came to their attention which caused them to believe that:

                          (1) any unaudited financial statements included or incorporated in the Final Memorandum do not comply in form in all material respects with applicable accounting requirements and with the published rules and regulations of the Commission with respect to financial statements included or incorporated in quarterly reports on Form 10-Q under the Exchange Act; and said unaudited financial statements are not, in all material respects, in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included or incorporated in the Final Memorandum; or

                          (2) with respect to the period subsequent to September 30, 1996, there were any changes, at a specified date not more than five business days prior to the date of the letter, in the long-term debt of the Company and its subsidiaries or capital stock of the Company or decreases in the stockholders' equity of the Company or decreases in total assets or working capital of the Company and its subsidiaries as compared with the amounts shown on the September 30, 1996 consolidated balance sheet included or incorporated in the Final Memorandum, or for the period from October 1, 1996 to such specified date there were any decreases, as compared with the corresponding period in the preceding year in oil and natural gas revenues or income (loss) before taxes or in net income (loss) or net income (loss) per share of the Company and its subsidiaries, except in all instances for changes or decreases set forth in such letter, in which case the letter shall be accompanied by an explanation by the Company as to the significance thereof unless said explanation is not deemed necessary by the Representatives;

                          (iii) they have performed certain other specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company and its subsidiaries) set forth on the Final Memorandum, including the information set forth on the Cover Page and under the captions "Summary--The Offering," "Summary Historical and Pro Forma Data," "Summary Operating and Reserve Data," "Risk Factors," "Use of Proceeds," "Capitalization," "Selected Historical and Pro Forma Financial Data," "Management's Discussion and Analysis of Financial Condition and Results of Operation," "Business and Properties" and "Description of Other Indebtedness" in the Final Memorandum agrees with the accounting records of the Company and its subsidiaries, excluding any questions of legal interpretation; and

                          (iv) on the basis of a reading of the unaudited pro forma financial statements (the "PRO FORMA FINANCIAL STATEMENTS") included or incorporated in the Final Memorandum; carrying out certain specified procedures; inquiries of certain officials of the Company who have responsibility for financial and accounting matters; and proving the arithmetic accuracy of the application of the pro forma adjustments to the historical amounts in the pro forma financial statements, nothing came to their attention which caused them to believe that the pro forma financial statements do not comply in form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X or that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of such statements.

                 All references in this Section 6(d) to the Final Memorandum shall be deemed to include any amendment or supplement thereto at the date of the letter.

                 (e) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Final Memorandum, there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraph (d) of this Section 6 or (ii) any change, or any development involving a prospective change, in or affecting the business or properties of the Company and its subsidiaries the effect of which, in any case referred to in clause
         (i) or (ii) above, is, in the judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to market the Securities as contemplated by the Final Memorandum.

                 (f) Subsequent to the Execution Time, there shall not have been any decrease in the rating of any of the Company's debt securities by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Securities Act) or any notices given of any intended or potential decrease in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change.

                 (g) The Representatives, on behalf of the Initial Purchasers, shall have received a fully executed original of the Registration Agreement.

                 (h)      The Company shall have delivered to the
         Representatives copies of the Chase Consent in form and substance acceptable to the Representatives.

                 (i) The Company shall have delivered to the Representatives copies of the supplemental indenture to the Indenture dated as of December 1, 1993 between the Company and Harris Trust and Savings Bank relating to the Company's 9 7/8% Senior Subordinated Notes due 2003 (the "9 7/8% INDENTURE"), which supplemental indenture shall provide for a guaranty by the Subsidiary Guarantors of the notes issued under the 9 7/8% Indenture and shall be in form and substance acceptable to the Representatives.

                 (j) Prior to the Closing Date, the Company shall have furnished to the Representatives such further information, certificates and documents as the Representatives may reasonably request.

         If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Representatives and counsel for the Initial Purchasers, this Agreement and all obligations of the Initial Purchasers hereunder may be canceled at, or at any time prior to, the Closing Date by the Representatives. Notice of such cancellation shall be given to the Company or any Subsidiary Guarantor in writing or by telephone or telegraph confirmed in writing.

         The documents required to be delivered by this Section 6 will be delivered at the office of Davis, Graham & Stubbs LLP, 370 17th Street, Suite 4700, Denver, CO 80202, on the Closing Date.

         7. Reimbursement of Expenses. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Initial Purchasers set forth in Section 6 hereof is not satisfied, because of any termination pursuant to Section 11 hereof or because of any refusal, inability or failure on the part of the Company or any Subsidiary Guarantor to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Initial Purchasers in payment for the Securities on the Closing Date, the Company and the Subsidiary Guarantors will reimburse the Initial Purchasers severally upon demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities, except for any and all expenses relating to the production, printing and shipping of the Preliminary Memorandum and the Final Memorandum and any amendments or supplements thereof, and any "roadshow" expenses incurred by the Initial Purchasers or the Company.

         8. Indemnification and Contribution. (a) The Company and the Subsidiary Guarantors, jointly and severally, agree to indemnify and hold harmless each Initial Purchaser, the directors, officers, employees and agents of each Initial Purchaser and each person who controls any Initial Purchaser within the meaning of either the Securities Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Memorandum, the Final Memorandum or any information provided by the Company to any holder or prospective purchaser of Securities pursuant to Section 5(h), or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company and the Subsidiary Guarantors will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made in the Preliminary Memorandum or the Final Memorandum, or in any amendment thereof or supplement thereto, in reliance upon and in conformity with written information furnished to the Company or a Subsidiary Guarantor by or on behalf of any Initial Purchasers through the Representatives specifically for inclusion therein. This indemnity agreement will be in addition to any liability which the Company and the Subsidiary Guarantors may otherwise have.

         (b) Each Initial Purchaser severally agrees to indemnify and hold harmless the Company, its directors, officers, employees and agents and each person who controls the Company within the meaning of either the Securities Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company to each Initial Purchaser, but only with reference to written information relating to such Initial Purchaser furnished to the Company by or on behalf of such Initial Purchaser through the Representatives specifically for inclusion in the Preliminary Memorandum or the Final Memorandum (or in any amendment or supplement thereto). This indemnity agreement will be in addition to any liability which any Initial Purchaser may otherwise have. The Company and the Subsidiary Guarantors acknowledge that the statements set forth in the last paragraph of the cover page and under the heading "Plan of Distribution" in the Preliminary Memorandum and the Final Memorandum constitute the only information furnished in writing by or on behalf of the Initial Purchasers for inclusion in the Preliminary Memorandum or the Final Memorandum (or in any amendment or supplement thereto).

         (c)     Promptly after receipt by an indemnified party under this
Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise timely learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

         (d)     In the event that the indemnity provided in paragraph (a) or
(b) of this Section 8 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company and the Initial Purchasers agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "LOSSES") to which the Company and one or more of the Initial Purchasers may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company or by the Initial Purchasers from the offering of the Securities; provided, however, that in no case shall any Initial Purchaser (except as may be provided in any agreement among the Initial Purchasers relating to the offering of the Securities) be responsible for any amount in excess of the purchase discount or commission applicable to the Securities purchased by such Initial Purchaser hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company and the Initial Purchasers shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company or the Initial Purchasers in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company shall be deemed to be equal to the total net proceeds from the offering of the Securities (before deducting expenses), and benefits received by the Initial Purchasers shall be deemed to be equal to the total purchase discounts and commissions received by the Initial Purchasers from the Company in connection with the purchase of the Securities hereunder. Relative fault shall be determined by reference to whether any alleged untrue statement or omission relates to information provided by the Company or the Initial Purchasers. The Company and the Initial Purchasers agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls an Initial Purchaser within the meaning of either the Securities Act or the Exchange Act and each director, officer, employee and agent of an Initial Purchaser shall have the same rights to contribution as such Initial Purchaser, and each person who controls the Company within the meaning of either the Securities Act or the Exchange Act and each officer, director, employee and agent of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph
(d).

         9. Default by an Initial Purchaser. If any one or more Initial Purchasers shall fail to purchase and pay for any of the Securities agreed to be purchased by such Initial Purchaser hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Initial Purchasers shall be obligated severally to take up and pay for (in the respective proportions which the principal amount of Securities set forth opposite their names in SCHEDULE I hereto bears to the aggregate principal amount of Securities set forth opposite the names of all the remaining Initial Purchasers) the Securities which the defaulting Initial Purchaser or Initial Purchasers agreed but failed to purchase; provided, however, that in the event that the aggregate principal amount of Securities which the defaulting Initial Purchaser or Initial Purchasers agreed but failed to purchase shall exceed 10% of the aggregate principal amount of Securities set forth in SCHEDULE I hereto, the remaining Initial Purchasers shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities, and if such non-defaulting Initial Purchasers do not purchase all the Securities, this Agreement will terminate without liability to any non-defaulting Initial Purchaser or the Company. In the event of a default by any Initial Purchaser as set forth in this Section 9, the Closing Date shall be postponed for such period, not exceeding seven days, as the Representatives shall determine in order that the required changes in the Final Memorandum or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Initial Purchaser of its liability, if any, to the Company or any non-defaulting Initial Purchaser for damages occasioned by its default hereunder.

         10.     Termination.     This Agreement shall be subject to
termination in the absolute discretion of the Representatives, by notice given to the Company prior to delivery of and payment for the Securities, if prior to such time (i) trading in any of the Company's securities shall have been suspended by the Commission or the New York Stock Exchange or trading in securities generally on the New York Stock Exchange shall have been suspended (excluding any coordinated trading halt triggered solely as a result of a specified decrease in a market index) or limited or minimum prices shall have been established on such exchange, (ii) a banking moratorium shall have been declared either by Federal or New York State authorities or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war or other calamity or crisis the effect of which on financial markets is such as to make it, in the judgment of the Representatives, impracticable or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Final Memorandum.

         11. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company, the Subsidiary Guarantors, or their respective officers and of the Initial Purchasers set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the Initial Purchasers or the Company or any of the officers, directors or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 7 and 8 hereof shall survive the termination or cancellation of this Agreement.

         12. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Representatives, will be mailed, delivered or telegraphed and confirmed to them, care of Salomon Brothers Inc, at Seven World Trade Center, New York, New York, 10048; or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at One Maritime Plaza, 15th Floor, San Francisco, California 94111, Attention: Chief Financial Officer, with a copy to the Company at 1999 Broadway, Suite 3600, Denver, Colorado 80202, Attention: General Counsel.

         13. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 8 hereof, and, except as expressly set forth in Section 5(h) hereof, no other person will have any right or obligation hereunder.

         14. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York.

         15. Business Day. For purposes of this Agreement, "business day" means each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in the City of New York, New York are authorized or obligated by law, executive order or regulation to close.

         16. Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original, but all such counterparts will together constitute one and the same instrument.

            [The remainder of this page is intentionally left blank]

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this Agreement and your acceptance shall represent a binding agreement between the Company, the Subsidiary Guarantors and the Initial Purchasers.

                                        Very truly yours,

                                        HS Resources, Inc.

                                        By: /s/ P. MICHAEL HIGHUM
                                            -------------------------------
                                        Name:  P. Michael Highum
                                        Title: President


                                        Orion Acquisition, Inc.

                                        By: /s/ P. MICHAEL HIGHUM
                                            -------------------------------
                                        Name:  P. Michael Highum
                                        Title: President


                                        HSRTW, Inc.

                                        By: /s/ P. MICHAEL HIGHUM
                                            -------------------------------
                                        Name:  P. Michael Highum
                                        Title: President


The foregoing Agreement is hereby
confirmed and accepted as of the
date first above written.

Salomon Brothers Inc
Chase Securities Inc.
Lehman Brothers Inc.
Prudential Securities Incorporated

By:  Salomon Brothers Inc


By: /s/ JAMES C. V. ROGERS
   ----------------------------------
Name:    James C.V. Rogers
Title:   Vice President

[For themselves and the other
Initial Purchasers named in
Schedule I to the foregoing Agreement]

                                   SCHEDULE I

                                                              Principal Amount
                                                              of Securities
Initial Purchasers                                            to be Purchased
------------------                                            -----------------
Salomon Brothers Inc  . . . . . . . . . . . . . . . . . . . .     $  75,000,000

Chase Securities Inc. . . . . . . . . . . . . . . . . . . . .     $  25,000,000

Lehman Brothers Inc.  . . . . . . . . . . . . . . . . . . . .     $  25,000,000

Prudential Securities Incorporated  . . . . . . . . . . . . .     $  25,000,000




                                                                  -------------
                                        Total . . . . . . . . .   $ 150,000,000


                                                                       EXHIBIT A

                  Non-Distribution Letter for U.S. Purchasers

                                                               November 22, 1996

Salomon Brothers Inc
Chase Securities Inc.
Lehman Brothers Inc.
Prudential Securities Incorporated
         As Representatives of the Initial Purchasers
c/o Salomon Brothers Inc
Seven World Trade Center
New York, New York 10048

HS Resources, Inc.
One Maritime Plaza
Fifteenth Floor
San Francisco, California 94111

Re: Purchase of $150,000,000 principal amount of 9 1/4% Senior Subordinated Notes due 2006 (the "Notes"), of HS Resources, Inc. (the "Company") guaranteed on a senior subordinated basis (the "Subsidiary Guaranties" and, together with the Notes, the "Securities") by Orion Acquisition, Inc. and HSRTW, Inc. (collectively, the "Subsidiary Guarantors")

Ladies and Gentlemen:

         In connection with our purchase of the Securities we confirm that:

         1. We understand that the Securities are not being and will not be registered under the Securities Act of 1933, as amended (the "Securities Act"), and are being sold to us in a transaction that is exempt from the registration requirements of the Securities Act.

         2. We acknowledge that (a) neither the Company, the Subsidiary Guarantors, nor the Initial Purchasers (as defined in the Offering Memorandum dated November 22, 1996, relating to the Securities (the "Final Memorandum")) nor any person acting on behalf of the Company, the Subsidiary Guarantors or the Initial Purchasers has made any representation to us with respect to the Company or the Subsidiary Guarantors or the offer or sale of any Securities and
(b) any information we desire concerning the Company, the Subsidiary Guarantors and the Securities or any other matter relevant to our decision to purchase the Securities (including a copy of the Final Memorandum) is or has been made available to us.

         3. We have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Securities, and we are (or any account for which we are purchasing under paragraph 4 below is) an institutional "accredited investor" (within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act) able to bear the economic risk of investment in the Securities.

         4. We are acquiring the Securities for our own account (or for accounts as to which we exercise sole investment discretion and have authority to make, and do make, the statements contained in this letter) and not with a view to any distribution of the Securities, subject, nevertheless, to the understanding that the disposition of our property will at all times be and remain within our control.

         5. We understand that (a) the Securities will be in registered form only and that any certificates delivered to us in respect of the Securities will bear a legend substantially to the following effect:

                 "These Securities have not been registered under the Securities Act of 1933. Further offers or sales of these Securities are subject to certain restrictions, as set forth in the Offering Memorandum dated November 22, 1996 relating to these Securities."

and (b) the Company and the Subsidiary Guarantors have agreed to reissue such certificates without the foregoing legend only in the event of a disposition of the Securities in accordance with the provisions of paragraph 6 below (provided, in the case of a disposition of the Securities in accordance with paragraph 6(f) below, that the legal opinion referred to in such paragraph so permits), or at our request at such time as we would be permitted to dispose of them in accordance with paragraph 6(a) below.

         6. We agree that in the event that at some future time we wish to dispose of any of the Securities, we will not do so unless such disposition is made in accordance with any applicable securities laws of any state of the United States and:

         (a) the Securities are sold in compliance with Rule 144(k) under the Securities Act; or

         (b) the Securities are sold in compliance with Rule 144A under the Securities Act; or

         (c) the Securities are sold in compliance with Rule 904 of Regulation S under the Securities Act; or

         (d) the Securities are sold pursuant to an effective registration statement under the Securities Act; or

         (e) the Securities are sold to the Company or an affiliate (as defined in Rule 501(b) of Regulation D) of the Company; or

         (f) the Securities are disposed of in any other transaction that does not require registration under the Securities Act, and we theretofore have furnished to the Company or its designee an opinion of counsel experienced in securities law matters to such effect or such other documentation as the Company or its designee may reasonably request.

                                        Very truly yours,


                                        By:
                                           ------------------------------------
                                           (Authorized Officer)

                                                                       EXHIBIT B

                      SELLING RESTRICTIONS FOR OFFERS AND
                        SALES OUTSIDE THE UNITED STATES

         (1)(a) The Securities have not been and will not be registered under the Securities Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except in accordance with Regulation S under the Securities Act or pursuant to an exemption from the registration requirements of the Securities Act. Each Initial Purchaser represents and agrees that, except as otherwise permitted by section 4(a)(i) or
(ii) of the Agreement to which this is an exhibit, it has offered and sold the Securities, and will offer and sell the Securities, (i) as part of their distribution at any time and (ii) otherwise until 40 days after the later of the commencement of the offering and the Closing Date, only in accordance with Rule 903 of Regulation S under the Securities Act. Accordingly, each Initial Purchaser represents and agrees that neither it, nor any of its affiliates nor any person acting on its or their behalf has engaged or will engage in any directed selling efforts with respect to the Securities, and that it and they have complied and will comply with the offering restrictions requirement of Regulation S. Each Initial Purchaser agrees that, at or prior to the confirmation of sale of Securities (other than a sale of Securities pursuant to Section 4(a)(i) or (ii) of the Agreement to which this is an exhibit), it shall have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases Securities from it during the restricted period a confirmation or notice to substantially the following effect:

                 "The Securities covered hereby have not been registered under the U.S. Securities Act of 1933 (the "Securities Act") and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the offering and November 27, 1996, except in either case in accordance with Regulation S or Rule 144A under the Securities Act. Terms used above have the meanings given to them by Regulation S."

         (b) Each Initial Purchaser also represents and agrees that it has not entered and will not enter into any contractual arrangement with any distributor with respect to the distribution of the Securities, except with its affiliates or with the prior written consent of the Company.

         (c) Terms used in this section have the meanings given to them by Regulation S.

         (2) Each Initial Purchaser represents and agrees that (i) it has not offered or sold, and will not offer or sell any Securities in the United Kingdom by means of any document other than to persons whose ordinary business it is to buy, hold, manage or dispose of investments, whether as principal or as agent, for purposes of their businesses or otherwise in circumstances that do not constitute an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995, (ii) it has complied and will comply with all applicable provisions of the Financial Services Act 1986 of the United Kingdom with respect to anything done by it in relation to the Securities in, from or otherwise involving the United Kingdom, and (iii) it has only issued or passed on and will only issue or pass on, to any person in the United Kingdom, any document received by it in connection with the issue of the Securities if that person is of a kind described in
Article 11(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1995 or is a person to whom the document may otherwise lawfully be issued or passed on.

         (2)     Each Initial Purchaser represents and agrees that:

         (i) it has not offered or sold and will not offer or sell in the United Kingdom, by means of any document, and Securities prior to application for listing of the Securities being made in accordance with Part IV of the Financial Services Act 1986 of the United Kingdom other than to persons whose ordinary business it is to buy or sell shares or debentures, whether as principal or agent (except in circumstances which do not constitute an offer to the public within the meaning of the Companies Act 1985 of Great Britain);

         (ii) it has complied and will comply with all applicable provisions of the Financial Services Act 1986 of the United Kingdom with respect to anything done by it in relation to the Securities in, from or otherwise involving the United Kingdom; and

         (iii) it has only issued or passed on and will only issue or pass on in the United Kingdom any document received by it in connection with the issue of the Securities, other than any document which consists of or any part of listing particulars, supplementary listing particulars or any other document required or permitted to be published by listing rules under Part IV of the Financial Service Act 1986 of the United Kingdom, to a person who is of a kind described in Article 11(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1995 or is a person to whom the document may otherwise lawfully be issued or passed on.